UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                December 12, 2002
                ------------------------------------------------
                Date of Report (Date of earliest event reported)




                              Westergaard.com, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



               Delaware                                     52-2002729
     ------------------------------                    --------------------
     (State or other jurisdiction of                    (I.R.S. Employer
      incorporation or organization)                    Identification No.)



     225 Broadway, Suite 1200, New York, NY                   10007
     --------------------------------------                 ----------
     (Address of principal executive offices)               (Zip Code)


                                 (212) 732-7184
               --------------------------------------------------
               Registrant's telephone number, including area code



                 560 West 43rd Street, New York, New York 10036
             ------------------------------------------------------
                         (Former name or former address,
                         if changed since last report.)

Item 1.  CHANGES IN CONTROL OF REGISTRANT

On September 3, 2002, John Westergaard stepped down as the Westergaard.com, Inc.'s (the Company's ) sole director. Immediately prior to his resignation, he appointed Anne H. Straton, Louis E. Taubman and Wenke B. Thoman to serve as directors to the Company. Ms. Straton and Mr. Taubman were also appointed to serve as the Company's interim executive officers. Ms. Straton serves as the Company's President and Treasurer. Mr. Taubman serves as the Company's Executive Vice President and Secretary.

In addition, on September 3, 2002, John Westergaard contributed 5,587,000 or 48% of the outstanding shares of the Company to Westergaard, LLC., a New York Limited Liability Company. The managing members of Westergaard, LLC., are Ms. Straton and Mr. Taubman.

Westergaard, LLC., was established in order to develop or acquire through merger, or similar transaction an operating business for the Company. The Company has not entered into any agreements with any potential merger candidates and is presently not in negotiations with any merger or acquisition candidate.

In addition to the shares of the Company that Ms. Straton owns through Westergaard, LLC., Ms. Straton directly owns an additional 480,000 shares, giving Ms. Straton a holding of 1,136,473 or 9.5% of the Company's outstanding common shares.

Neither Westergaard, LLC., nor any member of Westergaard, LLC., has the right to acquire any additional shares of the Company, within 60 days, pursuant to options, warrants, conversion privileges of other rights.

Item 6. RESIGNATION OF REGISTRANTS' DIRECTORS

On September 3, 2002, John Westergaard resigned as the Company's sole director.

Immediately  prior  to Mr.  Westergaard's  resignation,  he  appointed  Anne  H.
Straton, Wenke B. Thoman and Louis E. Taubman to serve as directors of the Company in order to fill vacancies created after the January 9, 2001, resignations of Derrick Ashcroft, Wenke B. Thoman, William R. Grant, and Joseph Allen.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  WESTERGAARD.COM, INC.


December 12, 2002
                                                  By: /s/ Anne H. Straton
                                                      --------------------------
                                                      Anne H. Straton, President